SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

                          Filed by the Registrant [ X ]
                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ X ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[   ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Under Rule14a-12

                    FIRST AMERICAN INSURANCE PORTFOLIOS, INC.
                (Name of Registrant as Specified in Its Charter)
                  --------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1) Title of each class of securities to which transaction applies:

       2) Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       4) Proposed maximum aggregate value of transaction:

       5) Total fee paid:

[   ] Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       1) Amount Previously Paid:
       2) Form, Schedule or Registration Statement No.:
       3) Filing Party:
       4) Date Filed:

                    FIRST AMERICAN INSURANCE PORTFOLIOS, INC.
                               U.S. BANCORP CENTER
                                800 NICOLLET MALL
                           MINNEAPOLIS, MN 55402-7020

                            CORPORATE BOND PORTFOLIO
                             EQUITY INCOME PORTFOLIO
                             INTERNATIONAL PORTFOLIO
                           LARGE CAP GROWTH PORTFOLIO
                            MID CAP GROWTH PORTFOLIO
                           SMALL CAP GROWTH PORTFOLIO
                              TECHNOLOGY PORTFOLIO

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 17, 2004

NOTICE IS HEREBY GIVEN that a Special Meeting of the Shareholders (the "Special Meeting") of the Corporate Bond Portfolio, Equity Income Portfolio, International Portfolio, Large Cap Growth Portfolio, Mid Cap Growth Portfolio, Small Cap Growth Portfolio and Technology Portfolio (the "Portfolios") of First American Insurance Portfolios, Inc. (the "Fund") will be held at the offices of U.S. Bancorp Asset Management, Inc., 800 Nicollet Mall, Minneapolis, Minnesota 55402-7020 on Tuesday, August 17, 2004, commencing at 10:00 a.m., Central Daylight Time for the following purposes:

     1. To approve the Plan of Liquidation and Termination (the "Plan"), pursuant to which (i) the assets of each Portfolio will be liquidated, known liabilities satisfied and the remaining proceeds distributed to shareholders, (ii) if the shareholders of all of the Portfolios approve the Plan, the Fund will be deregistered as an investment company under the Investment Company Act of 1940, as amended, and (iii) if the shareholders of all of the Portfolios approve the Plan, the Fund will be dissolved as a Minnesota corporation under Minnesota law. A vote in favor of the Plan also will constitute a vote in favor of an amendment to the Fund's Amended and Restated Articles of Incorporation that is necessary to effect the transaction under Minnesota law.

     2. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on July 8, 2004, as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Only shareholders of record at the close of business on the Record Date are entitled to provide voting instructions with respect to their proportionate interest in the Portfolios. This notice and related proxy materials are first being mailed to shareholders on or about July 16, 2004.

Shareholders are requested to execute and return promptly the accompanying voting instruction card, which is being solicited by the Board of Directors of the Fund. You may execute the voting instruction card using the methods described in the voting instruction card. Executing the voting instruction card is important to ensure a quorum at the Special Meeting.

                                       By Order of the Board of Directors

                                       James D. Alt
                                       Secretary
                                       First American Insurance Portfolios, Inc.
July 16, 2004

                    FIRST AMERICAN INSURANCE PORTFOLIOS, INC.

                            Corporate Bond Portfolio
                             Equity Income Portfolio
                             International Portfolio
                           Large Cap Growth Portfolio
                            Mid Cap Growth Portfolio
                           Small Cap Growth Portfolio
                              Technology Portfolio

-------------------------------------------------------------------------------
                                  [PRELIMINARY]
                                 PROXY STATEMENT
-------------------------------------------------------------------------------


This Proxy Statement is furnished in connection with the solicitation of proxies by or on behalf of the Board of Directors (the "Board") of First American Insurance Portfolios, Inc. (the "Fund"), a Minnesota corporation currently offering shares of the Corporate Bond Portfolio, Equity Income Portfolio, International Portfolio, Large Cap Growth Portfolio, Mid Cap Growth Portfolio, Small Cap Growth Portfolio and Technology Portfolio (each a "Portfolio", and collectively the "Portfolios"), for use at the Special Meeting of Shareholders of the Fund ("Special Meeting") to be held on Tuesday, August 17, 2004 at 10:00 a.m. Central Daylight Time at the offices of U.S. Bancorp Asset Management, Inc., 800 Nicollet Mall, Minneapolis, Minnesota 55402-7020, and any adjournment thereof. It is anticipated that the approximate mailing date of this proxy statement and the accompanying voting instruction card will be July 16, 2004.

Shares of the Portfolios are held exclusively by certain insurance company separate accounts ("Separate Accounts") pursuant to agreements with each participating insurance company ("Participation Agreements"). The Separate Accounts are being asked to approve the Plan of Liquidation and Termination (the "Plan") and transactions contemplated thereunder as discussed in this Proxy Statement (the "Proposal"). If you are a contract owner of an annuity or life insurance contract funded by a Separate Account, you have received this Proxy Statement because shares of one or more of the Portfolios have been purchased at your direction by your insurance company through the Separate Accounts. You are being asked by your insurance company on behalf of the Separate Accounts for instructions as to how to vote the shares of the Portfolios that are attributable to your contract. Your insurance company will vote all of its shares in the same proportion as the voting instructions actually received from its contract owners.

Outstanding Shares

Shareholders of record of the Portfolios on July 8, 2004 (the "Record Date") are entitled to notice of, and to vote on, the Proposal at the Special Meeting and any adjournment thereof. At the close of business on the Record Date, there were [insert number] shares of the Fund outstanding, comprised of the following
Portfolios:

                                                       Shares Outstanding
                                                       ------------------
Corporate Bond Portfolio...............................[insert number of shares]
Equity Income Portfolio................................[insert number of shares]
International Portfolio................................[insert number of shares]
Large Cap Growth Portfolio.............................[insert number of shares]
Mid Cap Growth Portfolio...............................[insert number of shares]
Small Cap Growth Portfolio.............................[insert number of shares]
Technology Portfolio...................................[insert number of shares]

The shares have been issued only in connection with the sale of the following variable insurance contracts:

o Participation Agreement between Hartford Life Insurance Company and the Fund dated April 7, 2000, as amended;
o Participation Agreement between Hartford Life and Annuity Insurance Company and the Fund dated April 7, 2000, as amended;
o Participation Agreement between Transamerica Life Insurance Company and the Fund dated August 23, 2000, as amended;
o Participation Agreement between Jefferson National Life Insurance Company and the Fund dated April 25, 2001, as amended;
o Participation Agreement between Sage Life Assurance of America, Inc. and the Fund dated September 24, 2001;
o Participation Agreement between The Ohio National Life Insurance Company and the Fund dated December 17, 2001; and
o Participation Agreement between MetLife Investors Insurance Company and the Fund dated December 17, 2001.

The addresses of the insurance companies that are parties to the above listed Participation Agreements are:

o Hartford Life Insurance Company, 200 Hopmeadow Street, Simsbury, Connecticut 06089;
o Hartford Life and Annuity Insurance Company, 200 Hopmeadow Street, Simsbury, Connecticut 06089;
o Transamerica Life Insurance Company, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499;
o Jefferson National Life Insurance Company, 9920 Corporate Campus Drive, Suite 1000, Louisville, Kentucky 40223;
o Sage Life Assurance of America, Inc., 969 High Ridge Road, Suite 200, Stamford, Connecticut 06905;
o The Ohio National Life Insurance Company, One Financial Way, Cincinnati, Ohio 45242; and
o MetLife Investors Insurance Company, 22 Corporate Plaza Drive, Newport Beach, California 92660.

The table below sets forth the ownership of shares on the Record Date. The percentage ownership of shares changes from time to time depending on purchases and redemptions by shareholders and the total number of shares outstanding.


---------------------------------------------------------- ----------------------------- -----------------------------
                                                                                          Percentage of Outstanding
                Shareholder Accounts of:                         Number of Shares                   Shares
---------------------------------------------------------- ----------------------------- -----------------------------
Hartford Life Insurance Company
---------------------------------------------------------- ----------------------------- -----------------------------
Hartford Life and Annuity Insurance Company
---------------------------------------------------------- ----------------------------- -----------------------------
Transamerica Life Insurance Company
---------------------------------------------------------- ----------------------------- -----------------------------
Jefferson National Life Insurance Company
---------------------------------------------------------- ----------------------------- -----------------------------
Sage Life Assurance Company
---------------------------------------------------------- ----------------------------- -----------------------------
The Ohio National Life Insurance Company
---------------------------------------------------------- ----------------------------- -----------------------------
MetLife Investors Insurance Company
---------------------------------------------------------- ----------------------------- -----------------------------
Total                                                                                              100.00%
---------------------------------------------------------- ----------------------------- -----------------------------

Beneficial Ownership

As of the Record Date, no persons other than the persons identified in the table below owned beneficially 5% or more of the outstanding shares of a Portfolio. A shareholder who beneficially owns, directly or indirectly, more than 25% of a Portfolio's voting securities may be deemed to be a "control person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund.

[Insert 5% ownership information if any shareholder own 5% or more; in the alternative, state that no shareholders own 5% or more of the outstanding shares of any Portfolio]

To the knowledge of the Fund, as of the Record Date, no Director of the Fund owned 1% or more of the outstanding shares of any Portfolio, and the officers and Directors of the Fund owned, as a group, less than 1% of the outstanding shares of each Portfolio.

Quorum and Voting Information

The holders of ten percent (10%) of the outstanding shares of each Portfolio on the Record Date, represented in person or by proxy, must be present at the Special Meeting to constitute a quorum with respect to that Portfolio. If a quorum is not present or represented at the Special Meeting with respect to a Portfolio, the holders of a majority of the outstanding shares present in person or by proxy shall have the power to adjourn the Special Meeting to a later date, without notice other than announcement at the Special Meeting, until a quorum shall be present or represented. Votes cast by proxy or in person at the Special Meeting will be counted by persons appointed by the Fund to act as inspectors of election for the Special Meeting.

The affirmative vote of a majority of the outstanding shares of each Portfolio present in person or by proxy is required for the approval of the Proposal with respect to each Portfolio. A majority means more than 50% of the outstanding shares on the Record Date. Abstentions will be counted as present at the Special Meeting for purposes of determining a quorum and will have the effect of a "NO" vote on the Proposal.

In the event that a quorum is present, but sufficient votes in favor of the Proposal are not received by the time scheduled for the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the outstanding shares present in person or by proxy at the session of the Special Meeting adjourned. The persons named as proxies will vote in favor of or against such adjournment in direct proportion to the proxies received for or against the Proposal.

In the event that some but not all of the Portfolios vote to approve the Plan, those Portfolios approving the Plan will be liquidated in accordance with the Plan. The Board will determine what further course of action will be taken with respect to any Portfolio that does not vote to approve the Plan.

U.S. Bancorp Asset Management, Inc., the investment adviser to the Portfolios (the "Adviser"), will bear all costs of the Special Meeting, including, but not limited to, the preparation and mailing of proxy materials and the solicitation of proxies. The proxy solicitation will be conducted by mail, but this effort may be aided by telephone or other means of solicitation conducted by the Board, officers of the Fund, and officers and regular employees of certain affiliates of the Fund, without special compensation.

Recommendation of Board

The Board unanimously recommends that shareholders vote "FOR" the Proposal.

                                    PROPOSAL

               APPROVAL OF THE PLAN OF LIQUIDATION AND TERMINATION

On June 8, 2004, the Board, including a majority of the Directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, approved the Plan in the form attached to this Proxy Statement as Exhibit
A. The Plan provides for the liquidation of each Portfolio's assets, the distribution to shareholders of the cash proceeds of the liquidation after paying or providing for all debts and liabilities of each Portfolio and the Fund, if the Plan is approved by all of the Portfolios, and, upon approval of the Plan by all of the Portfolios, the termination of the Fund, in accordance with the provisions of Minnesota law and the Fund's Amended and Restated Articles of Incorporation and Bylaws. Following the liquidation of the Portfolios, the Fund intends to file an application with the Securities and Exchange Commission to deregister as an investment company under the Investment Company Act of 1940. A vote in favor of the Plan also will constitute a vote in favor of an amendment to the Fund's Amended and Restated Articles of Incorporation that is necessary to effect the transaction under Minnesota law.

Reasons for the Plan

The Fund was organized as a Minnesota corporation on August 27, 1999 and was established for the purpose of providing an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of various life insurance companies.

The following table sets forth the date each Portfolio commenced operations:

                                                   Commencement of
Fund                                                 Operations
---------------------------------------------- ------------------------
Corporate Bond Portfolio(1)                           12/17/01
Equity Income Portfolio(2)                            12/17/01
International Portfolio                                4/28/00
Large Cap Growth Portfolio                             4/28/00
Mid Cap Growth Portfolio                               1/4/01
Small Cap Growth Portfolio                             1/4/01
Technology Portfolio                                   4/28/00

The liquidation of the Portfolios has been proposed because the Board has determined that the Portfolios are not economically viable and that it would be in the best interests of shareholders to liquidate and dissolve the Portfolios.

At a meeting of the Board of the Fund held on June 8, 2004, the Adviser recommended that the Board approve the Plan. The Board considered, among other things, the limited prospects for growth of the Portfolios' assets along with the fact that none of the Portfolios has achieved the growth expected by the Adviser at the time they were opened for investment. The Board considered, among other things, the small asset size of each of the Portfolios as shown by the table below:

                               Assets as of      Assets as of      Assets as of
                                December 31,      December 31,      December 31,
Portfolio                       2001 (000s)       2002 (000s)       2003 (000s)
---------                      -------------     ------------      -------------
Corporate Bond Portfolio            $1                $1                 $1
Equity Income Portfolio           $24,042           $16,411            $17,286
International Portfolio           $2,449            $1,955             $2,393
Large Cap Growth Portfolio        $2,301            $2,032             $2,703
Mid Cap Growth Portfolio          $1,071            $1,041             $1,987
Small Cap Growth Portfolio        $1,040            $1,070             $2,701
Technology Portfolio              $1,602             $898              $1,987

Because the Portfolios have not grown as anticipated, their expenses are high in proportion to their net assets. In order to reduce the expenses borne by investors, the Adviser has voluntarily waived most of the expenses of each Portfolio. The Board considered that one of the effects of the small asset size of each of the Portfolios was the inability of the Portfolios to maintain competitive expense ratios (before fee waivers) as shown in the table below:

---------------------------
(1) On 12/17/01, the Corporate Bond Portfolio became the successor by merger to the Ohio National Strategic Income Portfolio, a series of Ohio National Fund, Inc. Prior to the merger, Corporate Bond Portfolio had no assets or liabilities. Performance presented prior to 12/17/01 represents that of the Ohio National Strategic Income Portfolio.
(2) On 12/17/01, the Equity Income Portfolio became the successor by merger to the Firstar Equity Income Portfolio, a series of Met Investors Series Trust. Prior to the merger, Equity Income Portfolio had no assets or liabilities. On 2/12/01, the Firstar Equity Income Portfolio became the successor by merger to a series of Cova Series Trust. Prior to the merger, the Firstar Equity Income Portfolio had no assets or liabilities.

                                 Expenses for     Expenses for     Expenses for
                                  Year Ended       Year Ended       Year Ended
                                 December 31,     December 31,     December 31,
Portfolio                            2001             2002             2003
---------                        ------------     ------------     -------------
Corporate Bond Portfolio             1.76%            1.47%            1.97%
Equity Income Portfolio              2.08%            1.21%            1.71%
International Portfolio              3.23%            2.86%            2.71%
Large Cap Growth Portfolio           3.59%            2.98%            1.87%
Mid Cap Growth Portfolio             7.25%            6.11%            2.11%
Small Cap Growth Portfolio           7.29%            4.80%            2.06%
Technology Portfolio                 4.60%            4.39%            2.19%

The Board considered that the Adviser was voluntarily waiving a portion of its advisory fees for each of the Portfolios in order to maintain competitive expense ratios and improve Portfolio performance. The Board recognized that, given the limited prospects for sales growth, it was unlikely that the Portfolios' assets would increase to an appropriate size such that they could conduct their respective businesses and operations in an economically viable manner. Given the Portfolios' small asset sizes and high expenses, the Board concluded that, if the Adviser dropped the waivers, it would be unlikely for the Portfolios to be able to realize acceptable performance levels. The Adviser notified the Board that it was eliminating the expense cap that is currently in place for each of the Portfolios effective September 1, 2004. As a result, once the expense cap has been eliminated, the expenses paid by each Portfolio are expected to increase substantially, resulting in a reduction in the total return of each Portfolio. This increase in expense ratios may also cause the Portfolios to experience net redemptions, resulting in even higher expense ratios for the remaining shareholders since the expenses of each Portfolio will be spread over a smaller asset base. After careful consideration of these and other relevant factors, the Board concluded that approval of the Plan was in the best interests of shareholders and directed that the Plan be submitted to the shareholders of each Portfolio for approval.

Summary of the Plan

If the Proposal is approved by each Portfolio's shareholders, the following will occur pursuant to the Plan: 1) provisions will be made for the liabilities of each Portfolio and the Fund; 2) the assets of each Portfolio will be liquidated and distributed to the shareholders; and 3) the Fund will be dissolved. A description of certain material provisions of the Plan is set forth below. The description is qualified in its entirety by reference to the Plan, attached as Exhibit A.

The Board has been advised by the insurance companies, each of which is a party to the above listed Participation Agreements, that upon liquidation of the Portfolio, if a shareholder has not transferred its contract value from the account that invests in the Portfolio, this value will be automatically transferred to the money market fund designated by the insurance company.

Liquidation of Assets and Cessation of Business

If all of the Portfolios approve the Plan, then upon the filing with the Secretary of State of Minnesota of a notice of intent to dissolve the Fund, each Portfolio shall cease to carry on its business except to the extent necessary for its winding up. As soon as practicable after the approval of the Plan by shareholders, each Portfolio shall determine and pay, or set aside in cash equivalent, the amount of all known or reasonably ascertainable liabilities incurred or expected to be incurred prior to the date of the liquidating distribution.

Liquidating Distribution

As soon as reasonably practicable after (1) paying or adequately providing for the payment of each Portfolio's liabilities and (2) receiving all releases, indemnities, and refunding agreements the Board deems necessary for its protection, the Board shall cause each Portfolio's remaining assets to be distributed in one or two (if necessary) distributions of cash to its shareholders of record as of a date the Board designates in redemption and cancellation of their Portfolio shares. On such date, each shareholder's interest in each Portfolio shall be fixed and each Portfolio's books shall be closed. The amount of the liquidating distribution with respect to a Portfolio made to each shareholder thereof shall be in proportion to the number of shares in such Portfolio held thereby on such date. It is anticipated that if shareholders of the Portfolios approve the Plan, the liquidation would occur on or about August 27, 2004.

Amendment of Plan

The Board may authorize variations from, or amendments of, the provisions of the Plan that it deems necessary or appropriate to effect such distributions and the liquidation and termination of each Portfolio and the Fund.

Expenses

The Adviser shall bear all the expenses incurred in connection with carrying out the Plan, including the cost of liquidating each Portfolio's assets and terminating its and the Portfolio's existence. The aggregate cost borne by the Adviser is expected to be
$[-------].

                             ADDITIONAL INFORMATION

Investment Adviser, Administrator and Principal Underwriter

U.S. Bancorp Asset Management, Inc. (the "Adviser"), 800 Nicollet Mall, Minneapolis, Minnesota 55402, serves as the investment adviser to the Portfolios. The Adviser is a registered investment adviser. Clay Finlay Inc. ("Clay Finlay"), 200 Park Avenue, New York, New York 10166, is the sub-adviser to the International Portfolio and is a wholly-owned subsidiary of Old Mutual plc.

U.S. Bancorp Asset Management, Inc. and U.S. Bancorp Fund Services, LLC ("UBFS") (FKA Firstar Mutual Fund Services, LLC), 615 East Michigan Street, Milwaukee, Wisconsin 53202 (collectively the "Administrators"), serve as co-Administrators pursuant to a Co-Administration Agreement between the Administrators and the Portfolios.

Quasar Distributors, LLC (the "Distributor") serves as the distributor for the Class IB Shares of the Portfolios pursuant to a Distribution Agreement. The Distributor has its principal business office at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Other Business

As of the date of this Proxy Statement, the Board does not know of any other business to come before the Special Meeting other than that set forth in this Proxy Statement. If other business is properly brought before the Special Meeting or any adjournment thereof, all proxies will be voted in accordance with the best judgment of the persons voting such proxies as to such business.

Financial Statements

You can obtain a free copy of the Portfolio's most recent annual or semiannual reports by calling your participating insurance company. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the Portfolios is also available on the Internet. Text-only versions of portfolio documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

Shareholder Proposals

The Fund is not required to hold annual meetings of shareholders. In the event that the Portfolios and the Fund are not liquidated and terminated, a meeting of shareholders may be called by the Chairman of the Board, the President, any two directors, or by one or more shareholders holding at least ten percent (10%) of the outstanding shares entitled to vote on the matters to be presented to the meeting. Any shareholder who wishes to submit a proposal for consideration at a meeting of the Fund should send such proposal to the Fund at 800 Nicollet Mall, Minneapolis, Minnesota 55402-7020. Rules promulgated by the SEC require that, to be considered for presentation at a shareholders' meeting, a shareholder's proposal must, among other things, be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

                                                                       Exhibit A
                                                                       ---------

                       PLAN OF LIQUIDATION AND TERMINATION

                    FIRST AMERICAN INSURANCE PORTFOLIOS, INC.

     THIS PLAN OF LIQUIDATION AND TERMINATION ("Plan") is made by First American Insurance Portfolios, Inc. ("Fund"), a corporation organized pursuant to the Minnesota Business Corporation Act (Minnesota Statutes 2003, Chapter 302A) ("Minnesota Act") that is registered with the Securities and Exchange Commission as an investment company under the Investment Company Act of 1940, as amended ("1940 Act"), with respect to each segregated portfolio of assets ("series") thereof listed on Schedule A attached hereto and made a part hereof ("Portfolios").

                                 R E C I T A L S
                                 ---------------

     A. The Fund's board of directors ("Board," and the members thereof, "Directors"), including its Directors who are not "interested persons" (as that term is defined in the 1940 Act), has unanimously determined that continuation of the Fund and the Portfolios is not in the best interests of the Fund, the Portfolios, or their shareholders as a result of their inability to maintain assets at an appropriate size such that they cannot conduct their respective businesses and operations in an economically viable manner.

     B. Based on such determination, the Board has unanimously adopted this Plan, subject to approval by the shareholders in accordance with section 302A.721 of the Minnesota Act and section 2.5 of the Fund's Bylaws ("Shareholder Approval"); provided, however, that if the shareholders of fewer than all of the Portfolios approve this Plan, such Portfolios shall be liquidated as set forth herein, but the Fund shall not be liquidated in accordance with said section 302A.721.

                               P R O V I S I O N S
                               -------------------

     This Plan, as set forth below, shall be effective from and after the date of Shareholder Approval.


            ARTICLE 1. Liquidation and Termination; Directors' Powers

     (a) Each Portfolio and the Fund are hereby liquidated and terminated, and their respective affairs shall be wound up as the Board authorizes and directs.

     (b) All powers of the Directors under the Fund's Amended and Restated Articles of Incorporation dated April 3, 2000 ("Articles of Incorporation"), the Fund's Bylaws, and the Minnesota Act shall continue with respect to the Fund and each Portfolio, including the powers to (1) fulfill and/or discharge each Portfolio's contracts, (2) collect each Portfolio's assets, (3) sell, convey, assign, exchange, transfer, and/or otherwise dispose of all or any part of the remaining property of each Portfolio to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind, (4) discharge and/or pay each Portfolio's liabilities, (5) prosecute, settle, and/or compromise claims of each

Portfolio or to which any Portfolio is subject, (6) file final state and federal tax returns for each Portfolio, (7) mail notice to all known creditors and employees, if any, of each Portfolio, at their respective addresses shown on the Portfolio's records, and (8) do all other acts necessary or appropriate to wind up the business of each Portfolio and the Fund.

                ARTICLE 2. Filings with Governmental Authorities

     (a) The Board shall authorize the appropriate persons (1) to file for and obtain necessary tax clearance certificates, if any, and any other documents required from the State of Minnesota and any other applicable governmental authority and (2) to timely file any other documents required by any such authority, including Internal Revenue Service Form 966 ("Corporate Dissolution or Liquidation").

     (b) Promptly after obtaining Shareholder Approval, the Board shall authorize the appropriate persons to prepare and file with the Secretary of State of Minnesota a notice of intent to dissolve the Fund pursuant to section 302A.723, subdivision 2, of the Minnesota Act ("Notice of Intent").

     (c) After completion of the liquidation procedures in Article 3 hereof, the Board shall authorize the appropriate persons to prepare and file with the Secretary of State of Minnesota articles of dissolution of the Fund pursuant to section 302A.727 or section 302A.7291 of the Minnesota Act.

     (d) Notwithstanding (b) and (c) above, if the shareholders of fewer than all of the Portfolios approve this Plan, the filings described in (b) and (c) shall not be made. Instead, the approving Portfolios shall be dissolved by the Fund's filing Articles of Amendment in the form attached hereto with respect to such Portfolios.

                        ARTICLE 3. Liquidation Procedures

     (a) The Board shall authorize all actions to be taken such that each Portfolio will apply its assets to the payment of all its existing debts and obligations.

     (b) As soon as reasonably practicable after (1) paying or adequately providing for the payment of each Portfolio's liabilities and (2) receiving all releases, indemnities, and refunding agreements the Board deems necessary for its protection, the Board shall cause each Portfolio's remaining assets to be distributed in one or two (if necessary) distributions of cash to its shareholders of record as of a date the Board designates (each a "Shareholder") in redemption and cancellation of their Portfolio shares, all in accordance with section 302A.725 of the Minnesota Act and section 4.3(f) of the Articles of Incorporation. On such date ("Record Date"), each Shareholder's interest in each Portfolio shall be fixed and each Portfolio's books shall be closed. The amount of the liquidating distribution with respect to a Portfolio made to each Shareholder thereof shall be in proportion to the number of shares in such Portfolio held thereby on the Record Date.

     (c) If the Board is unable to locate any Shareholder(s) to whom distributions pursuant to paragraph (b) are payable, the Board may create, in the name and on behalf of the Portfolio in which such Shareholder(s) held shares, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of such Portfolio in such trust for the benefit of such Shareholder(s). The expenses of such trust shall be charged against the assets therein.

     (d) When the Notice of Intent has been filed, the Fund and each Portfolio shall thereupon cease to carry on its business, except to the extent necessary for its winding up.

     (e) Notwithstanding (b) and (d) above, if the shareholders of fewer than all of the Portfolios approve this Plan, the dissolution referred to in (b) shall not be taken pursuant to section 302A,725, and no Notice of Intent shall be filed. Instead, the approving Portfolios shall be dissolved by the Fund's filing Articles of Amendment in the form attached hereto with respect to such Portfolios.

                        ARTICLE 4. Amendment of this Plan

     The Board may authorize variations from, or amendments of, the provisions of this Plan (other than the terms of the liquidating distributions) that it deems necessary or appropriate to effect such distributions and the liquidation and termination of each Portfolio and the Fund.

                               ARTICLE 5. Expenses

     The Adviser shall bear all the expenses incurred in connection with carrying out this Plan, including the cost of liquidating each Portfolio's assets and terminating the Fund's and the Portfolios' existence.

        ARTICLE 6. Cancellation and Retirement of Shares if Shareholders
                      of Fewer than All Portfolios Approve

     If the shareholders of fewer than all of the Portfolios approve the Plan, as soon as practicable after the date of approval of this Plan by the Shareholders of a Portfolio, the proper officers of the Fund shall file Articles of Amendment to the Fund's Articles of Incorporation with the Secretary of State of the State of Minnesota, reflecting the dissolution of that Portfolio and the cancellation and retirement of the shares representing that Portfolio. Such Articles of Amendment shall be in the form attached to this Plan, appropriately modified to reflect which Portfolios are being dissolved.

                                   SCHEDULE A

                            Corporate Bond Portfolio
                             Equity Income Portfolio
                             International Portfolio
                           Large Cap Growth Portfolio
                            Mid Cap Growth Portfolio
                           Small Cap Growth Portfolio
                              Technology Portfolio

              ATTACHMENT TO THE PLAN OF LIQUIDATION AND TERMINATION

                    FIRST AMERICAN INSURANCE PORTFOLIOS, INC.

                              ARTICLES OF AMENDMENT

                                     TO THE

                 AMENDED AND RESTATED ARTICLES OF INCORPORATION

     (Cancellation and Retirement of Series A, Series B, Series C, Series D,
                 Series E, Series F and Series G Common Shares)

     The undersigned officer of First American Insurance Portfolios, Inc. (the "Fund"), a corporation subject to the provisions of Minnesota Statutes, Chapter 302A, hereby certifies that the Fund's Board of Directors and shareholders, at meetings held on June 8, 2004 and [August 17, 2004], respectively, adopted the resolutions hereinafter set forth; and such officer further certifies that the amendments to the Fund's Amended and Restated Articles of Incorporation set forth in such resolution were adopted pursuant to said Chapter 302A.

     WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940 and offers its shares to the public in several series, each of which represents a separate and distinct portfolio of assets; and

     WHEREAS, Series A, Series B, Series C, Series D, Series E, Series F and Series G Common Shares of the Fund represent those portfolios of assets known respectively as "Large Cap Growth Portfolio", "Mid Cap Growth Portfolio", "International Portfolio", "Technology Portfolio", "Small Cap Growth Portfolio", "Corporate Bond Portfolio", and "Equity Income Portfolio"; and

     WHEREAS, it is desirable and in the best interests of the holders of each such Series of shares that that the assets of the portfolio associated with it be liquidated and distributed at the direction of such holders and that such shares be cancelled and retired, all in the manner hereinafter set forth; and

     WHEREAS, the Fund has approved a Plan of Liquidation and Termination providing for the foregoing transactions; and

     WHEREAS, the Plan of Liquidation and Termination requires that, in order to bind all holders of shares of each such Series of shares to the foregoing transactions, and in particular to bind such holders to the cancellation and retirement of the outstanding shares of such Series, it is necessary to adopt an amendment to the Fund's Amended and Restated Articles of Incorporation.

     NOW, THEREFORE, BE IT RESOLVED, that Article IV of the Corporation's Amended and Restated Articles of Incorporation be, and the same hereby is, amended to add the following Articles IV, Section 4.1(e) at the end thereof:

     (e) Liquidation of Series A, Series B, Series C, Series D, Series E, Series F and Series G Common Shares.

          (1) For the purposes of this Section 4.1(e), the following terms shall have the following meanings:

               "Applicable Series" means each of the Series A Common Shares, the Series B Common Shares, the Series C Common Shares, the Series D Common Shares, the Series E Common Shares, the Series F Common Shares, and the Series G Common Shares of the Fund.

               "Effective Time" means the date and time at which the Articles of Amendment adding this Section 4.1(e) are filed with the Secretary of State of the State of Minnesota.

          (2) As promptly as practicable after the Effective Time, the assets belonging to each Applicable Series, the Special Liabilities, the General Assets, and the General Liabilities allocated to such Series shall be liquidated in the manner set forth in that Plan of Liquidation and Termination approved by the shareholders of such Series concurrently with their approval of the Articles of Amendment adding this Section 4.1(e). For purposes of the foregoing, the terms "assets belonging to", "Special Liabilities", "General Assets", and "General Liabilities" have the meanings assigned to them in Sections 4.1(b), 4.1(c) and 4.1(d) of the Fund's Amended and Restated Articles of Incorporation.

          (3) The proceeds of such liquidation shall be distributed pro rata to the holders of shares of the Applicable Series in the manner set forth in the Plan of Liquidation and Termination referred to above.

          (4) At the Effective Time, all issued and outstanding shares of each Applicable Series shall be cancelled on the books of the Fund and retired. From and after the Effective Time, share certificates, if any, representing shares of such Series shall represent the right to receive the proceeds of the liquidation of assets and liabilities provided herein in the manner referred to in (3) above.

          (5) From and after the Effective Time, the shares cancelled and retired pursuant to (4) above shall have the status of authorized and unissued shares of the Fund, without designation as to series.

VOTING INSTRUCTION CARD                                  VOTING INSTRUCTION CARD

                    FIRST AMERICAN INSURANCE PORTFOLIOS, INC.
                             [insert portfolio name]

                SPECIAL MEETING OF SHAREHOLDERS - AUGUST 17, 2004

This voting instruction card is solicited on behalf of the Board of Directors of First American Insurance Portfolios, Inc. (the "Fund") for the Special Meeting of Shareholders to be held on August 17, 2004.

The undersigned contract/policy holder hereby instructs that the votes attributable to the undersigned's interest with respect to the [insert portfolio name] be cast as directed below at the Special Meeting of Shareholders of the Fund (the "Special Meeting") to be held at 10:00 a.m., Central Daylight Time, on August 17, 2004 at the offices of U.S. Bancorp Asset Management, Inc., 800 Nicollet Mall, Minneapolis, Minnesota 55402-7020 and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged. The undersigned, by completing this voting instruction card, does hereby authorize the insurance company to exercise its discretion in voting upon such other business as may properly come before the Special Meeting or any adjournment thereof.

The shares of the [insert portfolio name] attributable to this voting instruction card, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is given, the shares attributable to this voting instruction card will be voted in proportion to the shares of the Portfolio for which voting instructions have been timely received from holders of variable annuity contracts or variable life insurance policies participating in the [insert portfolio name].

Please vote, sign and date this voting instruction and return it in the enclosed envelope.

These voting instructions will be voted as specified.

Please indicate your vote by marking the appropriate box.           Example: [X]

The Board of Directors unanimously recommends a vote FOR the following proposal:

         Approval of the Plan of Liquidation and Termination, pursuant to which
         (i) the assets of your Portfolio will be liquidated, known liabilities satisfied and the remaining proceeds distributed to shareholders, (ii) if the shareholders of all of the Portfolios approve the Plan, the Fund will be deregistered as an investment company under the Investment Company Act of 1940, as amended, and (iii) if the shareholders of all of the Portfolios approve the Plan, the Fund will be dissolved as a Minnesota corporation under Minnesota law. A vote in favor of the Plan also will constitute a vote in favor of an amendment to the Fund's Amended and Restated Articles of Incorporation that may be necessary to effect the transaction under Minnesota law.

         [  ] FOR          [  ] AGAINST          [  ] ABSTAIN


                                    IMPORTANT

      In order to avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your voting instruction card as soon as possible. Your vote is important regardless of the number of shares you own.
                   Please sign and date below before mailing.

NOTE: This voting instruction card must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. A voting instruction with respect to shares held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such voting instruction the Fund receives specific written notice to the contrary from any one of them.

                                         ---------------------------------------
                                         Signature


                                         ---------------------------------------
                                         Signature (if held jointly)

                                         Date:__________________________ ,2004

PROXY CARD                                                           PROXY CARD

                    FIRST AMERICAN INSURANCE PORTFOLIOS, INC.
                             [insert portfolio name]

                SPECIAL MEETING OF SHAREHOLDERS - AUGUST 17, 2004

This proxy card is solicited on behalf of the Board of Directors of First American Insurance Portfolios, Inc. (the "Fund") for the Special Meeting of Shareholders to be held on August 17, 2004.

The undersigned hereby appoints Mark S. Jordahl, Jeffery M. Wilson, and Joseph
M. Ulrey III as proxies, each with the power to appoint his or her substitute and to vote the shares held by him or her at the Special Meeting of Shareholders of the Fund (the "Special Meeting") to be held at 10:00 a.m., Central Daylight Time, on August 17, 2004 at the offices of U.S. Bancorp Asset Management, Inc., 800 Nicollet Mall, Minneapolis, Minnesota 55402-7020 and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged. The proxies will vote in their discretion, upon such other matters as may properly come before the Special Meeting or any adjournment thereof.

Please vote, sign and date this voting instruction and return it in the enclosed envelope.

These voting instructions will be voted as specified.

Please indicate your vote by marking the appropriate box.           Example: [X]

The Board of Directors unanimously recommends a vote FOR the following proposal:

         Approval of the Plan of Liquidation and Termination, pursuant to which
         (i) the assets of the Portfolio will be liquidated, known liabilities satisfied and the remaining proceeds distributed to shareholders, (ii) if the shareholders of all of the Portfolios approve the Plan, the Fund will be deregistered as an investment company under the Investment Company Act of 1940, as amended, and (iii) if the shareholders of all of the Portfolios approve the Plan, the Fund will be terminated as a Minnesota corporation under Minnesota law. A vote in favor of the Plan also will constitute a vote in favor of an amendment to the Fund's Amended and Restated Articles of Incorporation that may be necessary to effect the transaction under Minnesota law.

         [  ] FOR          [  ] AGAINST          [  ] ABSTAIN

                                    IMPORTANT